Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2007

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 2, 2007

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			% Change		2006				2007
2007		2006			1Q	2Q	3Q	4Q	1Q

				Financial Services Businesses:
				Pre-tax adjusted operating income (loss) by division:
318		298	7%	Insurance Division	298	247	465	349	318
428		240	78%	Investment Division	240	316	252	355	428
475		382	24%	International Insurance and Investments Division	382	358	428	398	475
12		26	-54%	Corporate and other operations	26	37	15	8	12

1,233		946	30%	Total pre-tax adjusted operating income	946	958	1,160	1,110	1,233
365		277	32%	Income taxes, applicable to adjusted operating income	277	276	330	319	365

868		669	30%	Financial Services Businesses after-tax adjusted operating income	669	682	830	791	868

140		50	180%	Realized investment gains (losses), net, and related charges and adjustments	50	(311)	221	130	140
82		(114)	172%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(114)	(151)	257	43	82
(62)		66	-194%	Change in experience-rated contractholder liabilities due to asset value changes	66	130	(168)	(17)	(62)
19		13	46%	Divested businesses	13	(4)	4	(1)	19
(120)		(78)	-54%	Equity in earnings of operating joint ventures	(78)	(67)	(78)	(99)	(120)

59		(63)	194%	Total pre-tax adjustments	(63)	(403)	236	56	59
15		(24)	163%	Income taxes, not applicable to adjusted operating income	(24)	(116)	32	35	15

44		(39)	213%	Total adjustments, after income taxes	(39)	(287)	204	21	44

912		630	45%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	630	395	1,034	812	912
77		51	51%	Equity in earnings of operating joint ventures, net of taxes	51	45	50	62	77

989		681	45%	Income from continuing operations (after-tax) of Financial Services Businesses	681	440	1,084	874	989
36		(6)	700%	Income (loss) from discontinued operations, net of taxes	(6)	(16)	68	19	36

1,025		675	52%	Net income of Financial Services Businesses	675	424	1,152	893	1,025

				Earnings per share of Common Stock (diluted):
1.85		1.36		Financial Services Businesses after-tax adjusted operating income	1.36	1.40	1.72	1.67	1.85
0.29		0.10		Realized investment gains (losses), net, and related charges and adjustments	0.10	(0.63)	0.45	0.27	0.29
0.17		(0.23)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.23)	(0.30)	0.52	0.09	0.17
(0.13)		0.13		Change in experience-rated contractholder liabilities due to asset value changes	0.13	0.26	(0.34)	(0.04)	(0.13)
0.04		0.03		Divested businesses	0.03	(0.01)	0.01	—	0.04
(0.25)		(0.15)		Equity in earnings of operating joint ventures	(0.15)	(0.13)	(0.16)	(0.20)	(0.25)

0.12		(0.12)		Total pre-tax adjustments	(0.12)	(0.81)	0.48	0.12	0.12
0.03		(0.05)		Income taxes, not applicable to adjusted operating income	(0.05)	(0.24)	0.06	0.07	0.03

0.09		(0.07)		Total adjustments, after income taxes	(0.07)	(0.57)	0.42	0.05	0.09

1.94		1.29		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.29	0.83	2.14	1.72	1.94
0.16		0.10		Equity in earnings of operating joint ventures, net of taxes	0.10	0.09	0.10	0.13	0.16

2.10		1.39		Income from continuing operations (after-tax) of Financial Services Businesses	1.39	0.92	2.24	1.85	2.10
0.08		(0.01)		Income (loss) from discontinued operations, net of taxes	(0.01)	(0.03)	0.14	0.03	0.08

2.18		1.38		Net income of Financial Services Businesses	1.38	0.89	2.38	1.88	2.18

477.2		504.1		Weighted average number of outstanding Common shares (diluted basis)	504.1	497.1	490.5	482.8	477.2
16.4	4%	13.37%		Operating Return on Average Equity (based on adjusted operating income)	13.37%	13.48%	16.11%	15.18%	16.44%
				Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,025		675		Net income of Financial Services Businesses (above)	675	424	1,152	893	1,025
95		58		Net income of Closed Block Business	58	29	53	144	95

1,120		733		Consolidated net income	733	453	1,205	1,037	1,120

15		19		Direct equity adjustments for earnings per share calculations	19	16	16	17	15

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Short-term debt	9,685	9,723	9,418	10,798	12,812
		Long-term debt	7,284	7,520	7,464	9,673	10,080

		Attributed Equity:
		Including accumulated other comprehensive income	21,229	20,424	22,053	21,690	22,265
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	20,695	20,716	21,290	21,306	21,657
		Excluding total accumulated other comprehensive income	20,717	20,604	21,232	21,194	21,585

		Total Capitalization:
		Including accumulated other comprehensive income	28,513	27,944	29,517	31,363	32,345
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	27,979	28,236	28,754	30,979	31,737
		Excluding total accumulated other comprehensive income	28,001	28,124	28,696	30,867	31,665

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	42.43	41.41	45.31	45.18	47.05
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	41.37	42.00	43.74	44.38	45.77
		Excluding total accumulated other comprehensive income	41.41	41.78	43.62	44.15	45.61
		Number of diluted shares at end of period	500.3	493.2	486.7	480.1	473.2

		Common Stock Price Range (based on closing price):
93.10	77.48	High	77.48	78.89	79.06	86.84	93.10
85.69	73.19	Low	73.19	74.43	71.47	76.03	85.69
90.26	75.81	Close	75.81	77.70	76.25	85.86	90.26

		Common Stock market capitalization (1)	37,288	37,651	36,394	40,449	42,025

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

OPERATIONS HIGHLIGHTS

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	138.7	138.5	147.9	156.8	161.0
		Retail customers	75.6	75.1	75.9	79.0	84.2
		General account	157.8	159.7	163.8	167.6	168.9
		Total Investment Management and Advisory Services	372.1	373.3	387.6	403.4	414.1
		Non-proprietary assets under management	51.3	49.6	51.0	54.2	53.4
		Total managed by Investment Division	423.4	422.9	438.6	457.6	467.5
		Managed by International Insurance and Investments Division	74.5	82.6	82.2	86.2	88.8
		Managed by Insurance Division	49.5	62.9	65.4	72.2	73.5
		Total assets under management	547.4	568.4	586.2	616.0	629.8
		Client assets under administration	100.0	101.6	105.8	112.9	117.2
		Total assets under management and administration	647.4	670.0	692.0	728.9	747.0
		Assets managed or administered for customers outside of the United States at end of period	105.3	114.0	115.5	123.8	128.8

		Distribution Representatives (1):
		Prudential Agents	2,850	2,844	2,814	2,562	2,505
		International Life Planners	5,712	5,726	5,802	5,828	5,893
		Gibraltar Life Advisors	5,716	5,684	6,036	5,944	5,952

49	45	Prudential Agent productivity ($ thousands)	45	52	46	74	49

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2006				2007
2007	2006			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
2,720	2,604	4%	Premiums	2,604	2,542	2,548	2,593	2,720
784	662	18%	Policy charges and fee income	662	667	583	737	784
2,054	1,812	13%	Net investment income	1,812	1,875	1,962	2,011	2,054
1,149	1,054	9%	Asset management fees, commissions and other income	1,054	966	1,024	1,206	1,149

6,707	6,132	9%	Total revenues	6,132	6,050	6,117	6,547	6,707

			Benefits and Expenses (1):

2,763	2,577	7%	Insurance and annuity benefits	2,577	2,591	2,650	2,605	2,763
745	652	14%	Interest credited to policyholders' account balances	652	677	716	745	745
274	212	29%	Interest expense	212	233	249	255	274
(539)	(501)	-8%	Deferral of acquisition costs	(501)	(495)	(496)	(545)	(539)
272	240	13%	Amortization of acquisition costs	240	264	(73)	239	272
1,959	2,006	-2%	General and administrative expenses	2,006	1,822	1,911	2,138	1,959

5,474	5,186	6%	Total benefits and expenses	5,186	5,092	4,957	5,437	5,474

1,233	946	30%	Adjusted operating income before income taxes	946	958	1,160	1,110	1,233

146	50	192%	Realized investment gains (losses), net, and related adjustments	50	(334)	214	143	146
(6)	—	—	Related charges	—	23	7	(13)	(6)

140	50	180%	Total realized investment gains (losses), net, and related charges and adjustments	50	(311)	221	130	140

82	(114)	172%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(114)	(151)	257	43	82
(62)	66	-194%	Change in experience-rated contractholder liabilities due to asset value changes	66	130	(168)	(17)	(62)
19	13	46%	Divested businesses	13	(4)	4	(1)	19
(120)	(78)	-54%	Equity in earnings of operating joint ventures	(78)	(67)	(78)	(99)	(120)

59	(63)	194%	Total pre-tax adjustments	(63)	(403)	236	56	59

1,292	883	46%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	883	555	1,396	1,166	1,292
380	253	50%	Income tax expense	253	160	362	354	380

912	630	45%	Income from continuing operations before equity in earnings of operating joint ventures	630	395	1,034	812	912

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2006	6/30/2006	9/30/2006	12/31/2006	3/31/2007

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $102,220; $107,756; $105,750; $109,362; $110,980)	104,276	108,150	108,346	112,043	113,833
Fixed maturities, held to maturity, at amortized cost (fair value $3,397; $3,416; $3,400; $3,441; $3,407)	3,430	3,555	3,473	3,469	3,440
Trading account assets supporting insurance liabilities, at fair value	13,877	14,239	14,453	14,262	14,223
Other trading account assets, at fair value	2,358	4,561	1,933	2,209	2,119
Equity securities, available for sale, at fair value (cost $3,489; $3,672; $3,761; $3,825; $3,942)	3,975	4,050	4,182	4,331	4,592
Commercial loans	17,721	18,018	18,139	18,421	18,947
Policy loans	3,094	3,253	3,350	3,472	3,575
Securities purchased under agreements to resell	103	2,242	187	153	113
Other long-term investments	3,669	3,800	3,538	3,780	4,339
Short-term investments	2,404	2,768	2,705	3,183	3,291
Total investments	154,907	164,636	160,306	165,323	168,472
Cash and cash equivalents	5,915	6,521	7,361	7,243	5,950
Accrued investment income	1,400	1,433	1,466	1,429	1,468
Reinsurance recoverables	3,480	1,869	1,908	1,958	2,021
Deferred policy acquisition costs	8,776	9,239	9,540	9,854	10,067
Other assets	16,279	19,188	17,442	16,997	16,773
Separate account assets	160,506	160,070	166,757	177,463	181,618
Total assets	351,263	362,956	364,780	380,267	386,369
Liabilities:
Future policy benefits	52,661	55,333	55,238	56,245	56,490
Policyholders' account balances	70,659	74,309	75,614	75,090	75,132
Reinsurance payables	2,994	1,351	1,405	1,458	1,472
Securities sold under agreements to repurchase	7,141	9,564	6,256	5,747	4,794
Cash collateral for loaned securities	3,139	3,834	3,797	4,082	3,697
Income taxes	2,500	1,969	2,827	2,920	3,199
Securities sold but not yet purchased	132	2,152	313	277	307
Short-term debt	9,685	9,723	9,418	10,798	12,812
Long-term debt	7,284	7,520	7,464	9,673	10,080
Other liabilities	13,333	16,707	13,638	14,824	14,503
Separate account liabilities	160,506	160,070	166,757	177,463	181,618
Total liabilities	330,034	342,532	342,727	358,577	364,104
Attributed Equity:
Accumulated other comprehensive income (loss)	512	(180)	821	496	680
Other attributed equity	20,717	20,604	21,232	21,194	21,585
Total attributed equity	21,229	20,424	22,053	21,690	22,265
Total liabilities and attributed equity	351,263	362,956	364,780	380,267	386,369

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,720	1,073	96	1,553	(2)
Policy charges and fee income	784	667	44	72	1
Net investment income	2,054	470	993	386	205
Asset management fees, commissions and other income	1,149	230	744	220	(45)

Total revenues	6,707	2,440	1,877	2,231	159

Benefits and Expenses (1):
Insurance and annuity benefits	2,763	1,230	302	1,219	12
Interest credited to policyholders' account balances	745	202	492	77	(26)
Interest expense	274	53	59	2	160
Deferral of acquisition costs	(539)	(270)	(19)	(261)	11
Amortization of acquisition costs	272	153	9	128	(18)
General and administrative expenses	1,959	754	606	591	8

Total benefits and expenses	5,474	2,122	1,449	1,756	147

Adjusted operating income before income taxes	1,233	318	428	475	12

	Three Months Ended March 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,604	982	92	1,533	(3)
Policy charges and fee income	662	543	48	76	(5)
Net investment income	1,812	418	849	330	215
Asset management fees, commissions and other income	1,054	178	745	160	(29)

Total revenues	6,132	2,121	1,734	2,099	178

Benefits and Expenses (1):
Insurance and annuity benefits	2,577	1,070	269	1,224	14
Interest credited to policyholders' account balances	652	180	429	57	(14)
Interest expense	212	30	46	3	133
Deferral of acquisition costs	(501)	(256)	(22)	(256)	33
Amortization of acquisition costs	240	131	13	116	(20)
General and administrative expenses	2,006	668	759	573	6

Total benefits and expenses	5,186	1,823	1,494	1,717	152

Adjusted operating income before income taxes	946	298	240	382	26

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	168,472	33,237	68,050	53,537	13,648
Deferred policy acquisition costs	10,067	5,537	183	4,509	(162)
Other assets	26,212	5,017	7,992	8,116	5,087
Separate account assets	181,618	89,449	93,344	175	(1,350)

Total assets	386,369	133,240	169,569	66,337	17,223

Liabilities:
Future policy benefits	56,490	8,016	14,477	33,509	488
Policyholders' account balances	75,132	20,288	41,059	15,904	(2,119)
Debt	22,892	3,447	3,507	1,363	14,575
Other liabilities	27,972	5,436	10,894	8,653	2,989
Separate account liabilities	181,618	89,449	93,344	175	(1,350)

Total liabilities	364,104	126,636	163,281	59,604	14,583

Attributed Equity:
Accumulated other comprehensive income (loss)	680	244	160	816	(540)
Other attributed equity	21,585	6,360	6,128	5,917	3,180

Total attributed equity	22,265	6,604	6,288	6,733	2,640

Total liabilities and attributed equity	386,369	133,240	169,569	66,337	17,223

	As of December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	165,323	33,154	65,862	52,884	13,423
Deferred policy acquisition costs	9,854	5,447	176	4,397	(166)
Other assets	27,627	5,555	8,353	7,968	5,751
Separate account assets	177,463	87,380	91,257	153	(1,327)

Total assets	380,267	131,536	165,648	65,402	17,681

Liabilities:
Future policy benefits	56,245	7,905	14,517	33,333	490
Policyholders' account balances	75,090	20,511	40,616	15,842	(1,879)
Debt	20,471	3,491	2,164	1,346	13,470
Other liabilities	29,308	5,968	10,846	8,154	4,340
Separate account liabilities	177,463	87,380	91,257	153	(1,327)

Total liabilities	358,577	125,255	159,400	58,828	15,094

Attributed Equity:
Accumulated other comprehensive income (loss)	496	235	118	694	(551)
Other attributed equity	21,194	6,046	6,130	5,880	3,138

Total attributed equity	21,690	6,281	6,248	6,574	2,587

Total liabilities and attributed equity	380,267	131,536	165,648	65,402	17,681

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2007			As of December 31, 2006
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	255	4,125	4,380	255	4,122	4,377
Investment related	8,459	5,279	13,738	7,053	5,116	12,169
Securities business related	2,951	182	3,133	2,334	—	2,334
Specified other businesses	904	368	1,272	1,072	350	1,422
Limited recourse and non-recourse borrowing	243	126	369	84	85	169

Total debt - Financial Services Businesses	12,812	10,080	22,892	10,798	9,673	20,471

Ratio of long-term and short-term capital debt to capitalization			16.8%			17.0%

Closed Block Business
Investment related	1,122	—	1,122	1,738	—	1,738
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	1,122	1,750	2,872	1,738	1,750	3,488

	As of March 31, 2007				As of December 31, 2006
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,081	1,299	—	4,380	3,079	1,298	—	4,377
Investment related	7,846	4,857	1,035	13,738	7,372	3,763	1,034	12,169
Securities business related	1,436	1,578	119	3,133	712	1,191	431	2,334
Specified other businesses	411	861	—	1,272	424	998	—	1,422
Limited recourse and non-recourse borrowing	—	—	369	369	—	—	169	169

Total debt - Financial Services Businesses	12,774	8,595	1,523	22,892	11,587	7,250	1,634	20,471

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $693 million of Surplus Notes for March 31, 2007 and December 31, 2006.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2006				2007
2007	2006			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
1,073	982	9%	Premiums	982	1,005	1,027	1,052	1,073
667	543	23%	Policy charges and fee income	543	559	474	637	667
470	418	12%	Net investment income	418	438	463	468	470
230	178	29%	Asset management fees, commissions and other income	178	169	241	218	230

2,440	2,121	15%	Total revenues	2,121	2,171	2,205	2,375	2,440

			Benefits and Expenses (1):
1,230	1,070	15%	Insurance and annuity benefits	1,070	1,144	1,225	1,154	1,230
202	180	12%	Interest credited to policyholders' account balances	180	181	196	206	202
53	30	77%	Interest expense	30	28	37	44	53
(270)	(256)	-5%	Deferral of acquisition costs	(256)	(228)	(235)	(282)	(270)
153	131	17%	Amortization of acquisition costs	131	142	(191)	125	153
754	668	13%	General and administrative expenses	668	657	708	779	754

2,122	1,823	16%	Total benefits and expenses	1,823	1,924	1,740	2,026	2,122

318	298	7%	Adjusted operating income before income taxes	298	247	465	349	318

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	1,073	126	21	926
Policy charges and fee income	667	272	299	96
Net investment income	470	155	151	164
Asset management fees, commissions and other income	230	78	133	19

Total revenues	2,440	631	604	1,205

Benefits and Expenses (1):
Insurance and annuity benefits	1,230	236	59	935
Interest credited to policyholders' account balances	202	54	89	59
Interest expense	53	38	13	2
Deferral of acquisition costs	(270)	(103)	(154)	(13)
Amortization of acquisition costs	153	78	74	1
General and administrative expenses (2)	754	227	357	170

Total benefits and expenses	2,122	530	438	1,154

Adjusted operating income before income taxes	318	101	166	51

	Three Months Ended March 31, 2006
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	982	100	15	867
Policy charges and fee income	543	266	200	77
Net investment income	418	126	144	148
Asset management fees, commissions and other income	178	67	94	17

Total revenues	2,121	559	453	1,109

Benefits and Expenses (1):
Insurance and annuity benefits	1,070	161	49	860
Interest credited to policyholders' account balances	180	48	83	49
Interest expense	30	17	10	3
Deferral of acquisition costs	(256)	(80)	(119)	(57)
Amortization of acquisition costs	131	74	57	—
General and administrative expenses (2)	668	206	255	207

Total benefits and expenses	1,823	426	335	1,062

Adjusted operating income before income taxes	298	133	118	47

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $32 million for the three months ended March 31, 2007 and $11 million for the three months ended March 31, 2006, for the amortization, net of interest, of value of business acquired (VOBA) associated with the American Skandia and Allstate acquisitions.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		SALES:
		Excluding corporate-owned life insurance:
48	21	Variable life	21	24	25	20	48
44	40	Universal life	40	43	34	75	44
49	31	Term life	31	34	35	48	49

141	92	Total excluding corporate-owned life insurance	92	101	94	143	141
5	1	Corporate-owned life insurance	1	4	5	2	5

146	93	Total	93	105	99	145	146

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
42	45	Prudential Agents	45	45	37	54	42
99	47	Third party distribution	47	56	57	89	99
5	1	Corporate-owned life insurance	1	4	5	2	5

146	93	Total	93	105	99	145	146

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,165	5,694	Beginning balance	5,694	5,802	5,891	6,018	6,165
325	307	Premiums and deposits	307	332	299	340	325
(236)	(242)	Surrenders and withdrawals	(242)	(278)	(284)	(214)	(236)

89	65	Net sales	65	54	15	126	89
(46)	(37)	Benefit payments	(37)	(32)	(36)	(33)	(46)

43	28	Net flows	28	22	(21)	93	43
46	83	Interest credited and other	83	60	149	60	46
65	55	Net transfers from separate account	55	66	59	62	65
(66)	(58)	Policy charges	(58)	(59)	(60)	(68)	(66)

6,253	5,802	Ending balance	5,802	5,891	6,018	6,165	6,253

		Separate Account Liabilities:
17,586	16,170	Beginning balance	16,170	16,682	16,313	16,747	17,586
316	301	Premiums and deposits	301	332	298	290	316
(166)	(177)	Surrenders and withdrawals	(177)	(198)	(173)	(145)	(166)

150	124	Net sales	124	134	125	145	150
(28)	(9)	Benefit payments	(9)	(9)	(7)	(9)	(28)

122	115	Net flows	115	125	118	136	122
303	653	Change in market value, interest credited and other	653	(228)	574	963	303
(65)	(55)	Net transfers to general account	(55)	(66)	(59)	(62)	(65)
(198)	(201)	Policy charges	(201)	(200)	(199)	(198)	(198)

17,748	16,682	Ending balance	16,682	16,313	16,747	17,586	17,748

		FACE AMOUNT IN FORCE (2):
		Variable life	141,962	140,629	140,139	139,847	139,418
		Universal life	19,639	20,318	21,017	21,971	22,910
		Term life	210,589	221,072	231,971	247,933	264,840
		Total	372,190	382,019	393,127	409,751	427,168

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q
		Individual Life Insurance:
		Policy Surrender Experience:
167	191	Cash value of surrenders	191	212	181	160	167
3.0%	3.7%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders' account balances, and separate account balances	3.7%	4.1%	3.4%	2.9%	3.0%
		Death benefits per $1,000 of in force (1):
3.66	2.87	Variable and universal life	2.87	3.59	3.22	3.51	3.66
3.18	1.09	Term life	1.09	1.64	1.92	1.17	3.18
3.64	2.50	Total, Individual Life Insurance	2.50	3.20	2.93	2.84	3.64

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
74,555	50,778	Beginning total account value	50,778	53,181	68,807	70,555	74,555
2,779	2,129	Sales	2,129	2,500	2,323	2,641	2,779
(2,310)	(1,585)	Surrenders and withdrawals	(1,585)	(1,757)	(2,084)	(2,296)	(2,310)

469	544	Net sales	544	743	239	345	469
(306)	(185)	Benefit payments	(185)	(225)	(244)	(264)	(306)

163	359	Net flows	359	518	(5)	81	163
1,168	2,228	Change in market value, interest credited, and other	2,228	(1,000)	2,012	4,208	1,168
(295)	(184)	Policy charges	(184)	(204)	(259)	(289)	(295)
—	—	Acquisition	—	16,312	—	—	—

75,591	53,181	Ending total account value	53,181	68,807	70,555	74,555	75,591

		Fixed Annuities:
3,748	3,991	Beginning total account value	3,991	3,941	3,871	3,814	3,748
21	28	Sales	28	32	33	26	21
(81)	(69)	Surrenders and withdrawals	(69)	(92)	(75)	(77)	(81)

(60)	(41)	Net redemptions	(41)	(60)	(42)	(51)	(60)
(43)	(43)	Benefit payments	(43)	(42)	(41)	(50)	(43)

(103)	(84)	Net flows	(84)	(102)	(83)	(101)	(103)
35	35	Interest credited and other	35	33	27	36	35
(1)	(1)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,679	3,941	Ending total account value	3,941	3,871	3,814	3,748	3,679

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):
589	405	Insurance Agents	405	481	466	638	589
318	194	Wirehouses	194	266	257	352	318
1,893	1,558	Independent Financial Planners (2)	1,558	1,785	1,633	1,677	1,893

2,800	2,157	Total	2,157	2,532	2,356	2,667	2,800

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	29,988	32,897	34,288	37,071	38,287
		Net amount at risk	1,751	1,870	1,724	1,491	1,433
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	17,755	30,594	30,942	32,118	32,059
		Net amount at risk	1,600	3,378	3,009	2,528	2,439
		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	7,738	9,231	9,667	10,452	10,731
		Guaranteed minimum withdrawal benefits	885	1,678	1,853	2,028	2,105
		Guaranteed minimum income benefits	3,203	7,047	7,113	7,329	7,269
		Guaranteed minimum withdrawal & income benefits	4,155	5,304	6,678	8,570	10,205

		Total	15,981	23,260	25,311	28,379	30,310

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of Period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
9,527	9,231	Beginning balance	9,231	8,850	10,722	10,222	9,527
83	74	Premiums and deposits	74	96	182	110	83
(333)	(273)	Surrenders and withdrawals	(273)	(313)	(350)	(332)	(333)

(250)	(199)	Net redemptions	(199)	(217)	(168)	(222)	(250)
(102)	(94)	Benefit payments	(94)	(92)	(101)	(114)	(102)

(352)	(293)	Net flows	(293)	(309)	(269)	(336)	(352)
85	86	Interest credited and other	86	89	98	95	85
(13)	(173)	Net transfers (to) from separate account	(173)	539	(329)	(453)	(13)
(1)	(1)	Policy charges	(1)	(1)	—	(1)	(1)
—	—	Acquisition	—	1,554	—	—	—

9,246	8,850	Ending balance	8,850	10,722	10,222	9,527	9,246

		Account Values in Separate Account:
68,776	45,538	Beginning balance	45,538	48,272	61,956	64,147	68,776
2,717	2,083	Premiums and deposits	2,083	2,436	2,173	2,558	2,717
(2,058)	(1,380)	Surrenders and withdrawals	(1,380)	(1,537)	(1,809)	(2,041)	(2,058)

659	703	Net sales	703	899	364	517	659
(247)	(134)	Benefit payments	(134)	(175)	(184)	(199)	(247)

412	569	Net flows	569	724	180	318	412
1,118	2,177	Change in market value, interest credited and other	2,177	(1,056)	1,942	4,147	1,118
13	173	Net transfers (to) from general account	173	(539)	329	453	13
(295)	(185)	Policy charges	(185)	(203)	(260)	(289)	(295)
—	—	Acquisition	—	14,758	—	—	—

70,024	48,272	Ending balance	48,272	61,956	64,147	68,776	70,024

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
103	206	Group life	206	25	98	37	103
92	74	Group disability (1)	74	18	29	17	92
195	280	Total	280	43	127	54	195
		Future Policy Benefits (2):
		Group life	1,967	1,980	1,953	2,181	2,103
		Group disability (1)	474	496	498	519	589
		Total	2,441	2,476	2,451	2,700	2,692
		Policyholders' Account Balances (2):
		Group life	4,935	5,178	5,325	5,466	5,439
		Group disability (1)	95	101	108	112	109
		Total	5,030	5,279	5,433	5,578	5,548
		Separate Account Liabilities (2):
		Group life	12,588	14,334	15,023	16,412	16,898
		Group disability (1)	—	—	—	—	—
		Total	12,588	14,334	15,023	16,412	16,898
		Group Life Insurance:
832	791	Gross premiums, policy charges and fee income (3)	791	954	763	788	832
811	755	Earned premiums, policy charges and fee income	755	752	784	794	811
91.5%	92.1%	Benefits ratio	92.1%	95.4%	89.8%	90.1%	91.5%
9.6%	9.4%	Administrative operating expense ratio	9.4%	7.9%	10.0%	11.4%	9.6%
		Persistency ratio	96.5%	95.9%	95.1%	94.8%	95.6%

		Group Disability Insurance (1):
217	199	Gross premiums, policy charges and fee income (3)	199	203	210	211	217
211	189	Earned premiums, policy charges and fee income	189	198	195	196	211
91.0%	87.3%	Benefits ratio	87.3%	89.4%	79.5%	85.7%	91.0%
22.1%	21.6%	Administrative operating expense ratio	21.6%	21.7%	20.5%	22.3%	22.1%
		Persistency ratio	94.2%	92.2%	90.8%	89.9%	92.1%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL LIFE INSURANCE:
3,550	3,187	Beginning balance	3,187	3,253	3,277	3,508	3,550
103	80	Capitalization	80	83	91	97	103
(78)	(74)	Amortization - operating results	(74)	(91)	220	(57)	(78)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(5)	60	Impact of unrealized (gains) or losses on AFS securities	60	32	(80)	2	(5)

3,570	3,253	Ending balance	3,253	3,277	3,508	3,550	3,570

		INDIVIDUAL ANNUITIES:
1,613	1,256	Beginning balance	1,256	1,337	1,470	1,532	1,613
154	119	Capitalization	119	133	131	151	154
(74)	(57)	Amortization - operating results	(57)	(51)	(28)	(67)	(74)
1	—	Amortization - realized investment gains and losses	—	8	12	—	1
(10)	19	Impact of unrealized (gains) or losses on AFS securities	19	43	(53)	(3)	(10)
(13)	—	Other (1)	—	—	—	—	(13)

1,671	1,337	Ending balance	1,337	1,470	1,532	1,613	1,671

		GROUP INSURANCE:
284	170	Beginning balance	170	227	239	251	284
13	57	Capitalization	57	12	13	34	13
(1)	—	Amortization - operating results	—	—	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

296	227	Ending balance	227	239	251	284	296

		TOTAL INSURANCE DIVISION:
5,447	4,613	Beginning balance	4,613	4,817	4,986	5,291	5,447
270	256	Capitalization	256	228	235	282	270
(153)	(131)	Amortization - operating results	(131)	(142)	191	(125)	(153)
1	—	Amortization - realized investment gains and losses	—	8	12	—	1
(15)	79	Impact of unrealized (gains) or losses on AFS securities	79	75	(133)	(1)	(15)
(13)	—	Other (1)	—	—	—	—	(13)

5,537	4,817	Ending balance	4,817	4,986	5,291	5,447	5,537

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2006				2007
2007	2006			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
96	92	4%	Premiums	92	30	84	88	96
44	48	-8%	Policy charges and fee income	48	43	45	43	44
993	849	17%	Net investment income	849	917	927	970	993
744	745	0%	Asset management fees, commissions and other income	745	656	625	840	744

1,877	1,734	8%	Total revenues	1,734	1,646	1,681	1,941	1,877

			Benefits and Expenses (1):
302	269	12%	Insurance and annuity benefits	269	235	297	303	302
492	429	15%	Interest credited to policyholders' account balances	429	452	475	497	492
59	46	28%	Interest expense	46	62	63	67	59
(19)	(22)	14%	Deferral of acquisition costs	(22)	(22)	(25)	(24)	(19)
9	13	-31%	Amortization of acquisition costs	13	17	12	10	9
606	759	-20%	General and administrative expenses	759	586	607	733	606

1,449	1,494	-3%	Total benefits and expenses	1,494	1,330	1,429	1,586	1,449

428	240	78%	Adjusted operating income before income taxes	240	316	252	355	428

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Three Months Ended March 31, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	96	—	—	96
Policy charges and fee income	44	—	—	44
Net investment income	993	98	1	894
Asset management fees, commissions and other income	744	459	156	129

Total revenues	1,877	557	157	1,163

Benefits and Expenses (1):
Insurance and annuity benefits	302	—	—	302
Interest credited to policyholders' account balances	492	—	—	492
Interest expense	59	10	—	49
Deferral of acquisition costs	(19)	(4)	—	(15)
Amortization of acquisition costs	9	6	—	3
General and administrative expenses	606	361	61	184

Total benefits and expenses	1,449	373	61	1,015

Adjusted operating income before income taxes	428	184	96	148

	Three Months Ended March 31, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	92	—	—	92
Policy charges and fee income	48	—	—	48
Net investment income	849	42	9	798
Asset management fees, commissions and other income	745	460	169	116

Total revenues	1,734	502	178	1,054

Benefits and Expenses (1):
Insurance and annuity benefits	269	—	—	269
Interest credited to policyholders' account balances	429	—	—	429
Interest expense	46	6	—	40
Deferral of acquisition costs	(22)	(5)	—	(17)
Amortization of acquisition costs	13	7	—	6
General and administrative expenses	759	325	244	190

Total benefits and expenses	1,494	333	244	917

Adjusted operating income (loss) before income taxes	240	169	(66)	137

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):

Year-to-date		% Change		2006				2007
2007	2006			1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
262	234	12%	Asset management fees	234	237	244	259	262
143	144	-1%	Incentive, transaction, principal investing and capital markets revenues	144	111	79	247	143
152	124	23%	Service, distribution and other revenues	124	121	120	130	152

557	502	11%	Total Asset Management segment revenues	502	469	443	636	557

			Analysis of asset management fees by source:
117	98	19%	Institutional customers	98	102	111	115	117
84	76	11%	Retail customers	76	76	75	83	84
61	60	2%	General account	60	59	58	61	61

262	234	12%	Total asset management fees	234	237	244	259	262

Supplementary Assets Under Management Information (in billions):

	March 31, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	55.2	81.8	24.0	161.0
Retail customers	61.8	20.5	1.9	84.2
General account	4.1	163.9	0.9	168.9

Total	121.1	266.2	26.8	414.1

	March 31, 2006
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.2	68.6	18.9	138.7
Retail customers	55.4	19.1	1.1	75.6
General account	3.8	152.9	1.1	157.8

Total	110.4	240.6	21.1	372.1

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
122.9	101.3	Beginning assets under management	101.3	106.7	107.1	115.0	122.9
5.9	7.3	Additions (1)	7.3	5.3	6.8	8.3	5.9
(4.7)	(4.0)	Withdrawals	(4.0)	(4.4)	(3.6)	(4.9)	(4.7)
2.5	1.9	Change in market value	1.9	(0.4)	4.3	4.5	2.5
0.4	0.2	Net money market flows	0.2	(0.1)	0.4	—	0.4
127.0	106.7	Ending assets under management	106.7	107.1	115.0	122.9	127.0
34.0	32.0	Affiliated institutional assets under management	32.0	31.4	32.9	33.9	34.0
161.0	138.7	Total assets managed for institutional customers at end of period	138.7	138.5	147.9	156.8	161.0
1.2	3.3	Net institutional additions other than money market	3.3	0.9	3.2	3.4	1.2
		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
43.4	38.7	Beginning assets under management	38.7	40.5	40.7	41.3	43.4
3.0	2.7	Additions	2.7	3.3	1.9	2.1	3.0
(2.7)	(2.3)	Withdrawals	(2.3)	(3.0)	(2.6)	(1.9)	(2.7)
1.1	1.3	Change in market value	1.3	(1.0)	1.3	2.0	1.1
0.1	0.1	Net money market flows	0.1	0.9	—	(0.1)	0.1
2.8	—	Other (2)	—	—	—	—	2.8
47.7	40.5	Ending assets under management	40.5	40.7	41.3	43.4	47.7
36.5	35.1	Affiliated retail assets under management	35.1	34.4	34.6	35.6	36.5
84.2	75.6	Total assets managed for retail customers at end of period	75.6	75.1	75.9	79.0	84.2
0.3	0.4	Net retail additions (withdrawals) other than money market	0.4	0.3	(0.7)	0.2	0.3
		Wrap-fee Product Assets Under Administration:
69.1	53.6	Beginning total wrap-fee product assets	53.6	59.1	60.5	63.9	69.1
5.8	6.9	Additions (3)	6.9	6.1	4.7	4.6	5.8
(3.8)	(4.1)	Withdrawals	(4.1)	(3.6)	(3.2)	(3.7)	(3.8)
1.2	2.7	Change in market value	2.7	(1.1)	1.9	4.3	1.2
72.3	59.1	Ending total wrap-fee product assets	59.1	60.5	63.9	69.1	72.3
2.0	2.8	Net wrap-fee product additions	2.8	2.5	1.5	0.9	2.0

(1)	Additions include $1.8 billion for the year ended December 31, 2006, $0.4 billion for the quarter ended June 30, 2006 and $1.4 billion for the quarter ended March 31, 2006, for assets transferred from the Retirement segment.
(2)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed) in the quarter ended March 31, 2007.
(3)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee and is scheduled to expire July 1, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:
		Revenues:
79	72	Net investment income	72	76	78	82	79
529	483	Commissions	483	451	422	490	529
588	503	Fees	503	534	534	555	588
75	53	Other non-interest revenues	53	33	53	67	75
1,271	1,111	Total revenues	1,111	1,094	1,087	1,194	1,271
		Expenses:
978	933	Expenses before transition costs	933	926	894	947	978
—	—	Transition costs	—	—	—	—	—
978	933	Total expenses	933	926	894	947	978
293	178	Income before income taxes	178	168	193	247	293
111	68	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	68	63	74	94	111
—	1	Purchase accounting and related adjustments	1	(3)	(1)	(2)	—
111	69	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	69	60	73	92	111
		Recurring revenue as a percentage of total non-interest revenue (1)	48.4%	49.0%	49.1%	49.4%	49.5%
		Total client assets ($ in billions) (2) (3)	688.7	704.3	729.9	754.8	768.0
		Distribution representatives (2):
		Series 7 Financial Advisors	7,926	7,973	7,972	7,993	8,073
		Series 6 Financial Representatives	2,454	2,541	2,477	2,497	2,521
		Customer debit balances ($ in billions) (2)	5.4	5.1	4.9	4.8	4.5
97	(107)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(107)	30	51	53	97

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.
(3)	Beginning in 2Q06, certain mutual fund assets were added to the overall client asset total. Prior periods have not been restated.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SALES AND ACCOUNT VALUES
		Full Service:
97,430	88,385	Beginning total account value	88,385	91,854	91,537	93,364	97,430
4,003	5,381	Deposits and sales	5,381	4,138	2,914	3,723	4,003
(3,433)	(5,471)	Withdrawals and benefits	(5,471)	(3,412)	(3,272)	(3,834)	(3,433)
1,558	3,559	Change in market value, interest credited and interest income	3,559	(1,043)	2,185	4,177	1,558
99,558	91,854	Ending total account value	91,854	91,537	93,364	97,430	99,558
570	(90)	Net additions (withdrawals)	(90)	726	(358)	(111)	570
		Stable value account values included above	30,696	30,784	30,971	30,796	30,758
		Institutional Investment Products:

50,269	48,080	Beginning total account value	48,080	47,215	46,913	49,468	50,269
1,533	1,536	Additions	1,536	1,088	2,004	1,365	1,533
(1,743)	(2,452)	Withdrawals and benefits (1)	(2,452)	(1,429)	(711)	(1,764)	(1,743)
607	182	Change in market value, interest credited and interest income	182	423	995	647	607
(5)	(131)	Other (2)	(131)	(384)	267	553	(5)
50,661	47,215	Ending total account value	47,215	46,913	49,468	50,269	50,661
(210)	(916)	Net additions (withdrawals)	(916)	(341)	1,293	(399)	(210)

(1)	Withdrawals and benefits include $1.8 billion for the year ended December 31, 2006, $0.4 billion for the quarter ended June 30, 2006 and $1.4 billion for the quarter ended March 31, 2006, for assets transferred to the Asset Management segment.
(2)	Primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2006				2007
2007	2006			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,553	1,533	1%	Premiums	1,533	1,517	1,438	1,458	1,553
72	76	-5%	Policy charges and fee income	76	70	70	70	72
386	330	17%	Net investment income	330	343	376	376	386
220	160	38%	Asset management fees, commissions and other income	160	150	172	181	220
2,231	2,099	6%	Total revenues	2,099	2,080	2,056	2,085	2,231
			Benefits and Expenses (1):
1,219	1,224	0%	Insurance and annuity benefits	1,224	1,203	1,112	1,143	1,219
77	57	35%	Interest credited to policyholders' account balances	57	61	66	67	77
2	3	-33%	Interest expense	3	4	3	—	2
(261)	(256)	-2%	Deferral of acquisition costs	(256)	(257)	(242)	(252)	(261)
128	116	10%	Amortization of acquisition costs	116	115	111	112	128
591	573	3%	General and administrative expenses	573	596	578	617	591
1,756	1,717	2%	Total benefits and expenses	1,717	1,722	1,628	1,687	1,756
475	382	24%	Adjusted operating income before income taxes	382	358	428	398	475

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,553	1,086	467	—
Policy charges and fee income	72	56	16	—
Net investment income	386	187	191	8
Asset management fees, commissions and other income	220	31	20	169

Total revenues	2,231	1,360	694	177

Benefits and Expenses (1):
Insurance and annuity benefits	1,219	848	371	—
Interest credited to policyholders' account balances	77	34	43	—
Interest expense	2	3	(2)	1
Deferral of acquisition costs	(261)	(196)	(65)	—
Amortization of acquisition costs	128	97	31	—
General and administrative expenses	591	304	173	114

Total benefits and expenses	1,756	1,090	551	115

Adjusted operating income before income taxes	475	270	143	62

	Three Months Ended March 31, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,533	989	544	—
Policy charges and fee income	76	58	18	—
Net investment income	330	156	167	7
Asset management fees, commissions and other income	160	14	3	143

Total revenues	2,099	1,217	732	150

Benefits and Expenses (1):
Insurance and annuity benefits	1,224	769	455	—
Interest credited to policyholders' account balances	57	27	30	—
Interest expense	3	3	—	—
Deferral of acquisition costs	(256)	(191)	(65)	—
Amortization of acquisition costs	116	91	25	—
General and administrative expenses	573	290	177	106

Total benefits and expenses	1,717	989	622	106

Adjusted operating income before income taxes	382	228	110	44

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		Japanese Yen Basis Results:
		Revenues (1):
¥110,222	¥98,534	Japanese insurance operations excluding Gibraltar Life	¥98,534	¥92,370	¥95,125	¥95,896	¥110,222
80,554	84,650	Gibraltar Life	84,650	84,387	80,804	77,139	80,554
190,776	183,184	Total revenues, Japan, yen basis	183,184	176,757	175,929	173,035	190,776
		Benefits and Expenses (1):
86,553	77,842	Japanese insurance operations excluding Gibraltar Life	77,842	74,339	72,202	74,907	86,553
65,133	72,640	Gibraltar Life	72,640	73,067	65,292	62,677	65,133
151,686	150,482	Total benefits and expenses, Japan, yen basis	150,482	147,406	137,494	137,584	151,686

		Adjusted operating income (2):
23,669	20,692	Japanese insurance operations excluding Gibraltar Life	20,692	18,031	22,923	20,989	23,669
15,421	12,010	Gibraltar Life	12,010	11,320	15,513	14,462	15,421
¥39,090	¥32,702	Total adjusted operating income, Japan, yen basis	¥32,702	¥29,351	¥38,436	¥35,451	¥39,090
		U.S. Dollar adjusted operating income (3):
$219	$196	Japanese insurance operations excluding Gibraltar Life	$196	$172	$213	$194	$219
143	110	Gibraltar Life	110	102	149	132	143
362	306	Total adjusted operating income, Japan, U.S. dollar basis	306	274	362	326	362
51	32	All other countries	32	50	35	38	51
$413	$338	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$338	$324	$397	$364	$413

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2006				2007
2007	2006		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
787	731	Japan, excluding Gibraltar Life	731	693	685	680	787
483	562	Gibraltar Life	562	559	490	483	483
355	316	All other countries	316	335	333	365	355

1,625	1,609	Total	1,609	1,587	1,508	1,528	1,625

		Annualized new business premiums:
153	138	Japan, excluding Gibraltar Life	138	113	114	115	153
76	73	Gibraltar Life	73	115	91	78	76
70	78	All other countries	78	72	60	77	70

299	289	Total	289	300	265	270	299

		Annualized new business premiums by distribution channel:
223	216	Life Planners	216	185	174	192	223
69	73	Gibraltar Life Advisors	73	96	71	68	69
7	—	Banks (2)	—	19	20	10	7

299	289	Total	289	300	265	270	299

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
920	839	Japan, excluding Gibraltar Life	839	777	779	785	920
564	649	Gibraltar Life	649	626	554	557	564
331	304	All other countries	304	317	316	341	331

1,815	1,792	Total	1,792	1,720	1,649	1,683	1,815

		Annualized new business premiums:
169	153	Japan, excluding Gibraltar Life	153	123	125	128	169
84	80	Gibraltar Life	80	121	98	86	84
66	75	All other countries	75	69	57	72	66

319	308	Total	308	313	280	286	319

		Annualized new business premiums by distribution channel:
235	228	Life Planners	228	192	182	200	235
77	80	Gibraltar Life Advisors	80	102	78	76	77
7	—	Banks (2)	—	19	20	10	7

319	308	Total	308	313	280	286	319

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2006				2007
	1Q	2Q	3Q	4Q	1Q
Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	226	229	232	236	239
Gibraltar Life	198	197	197	196	195
All other countries	90	91	92	93	96
Total	514	517	521	525	530
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	1,996	2,023	2,049	2,074	2,118
Gibraltar Life	3,890	3,871	3,872	3,871	3,846
All other countries	1,127	1,150	1,169	1,201	1,225
Total	7,013	7,044	7,090	7,146	7,189
International life insurance policy persistency:
Excluding Gibraltar Life:
13 months	92.8%	93.0%	92.9%	93.0%	92.8%
25 months	87.1%	87.4%	87.0%	87.1%	86.9%
Gibraltar Life:
13 months	94.3%	94.2%	94.4%	94.4%	93.9%
25 months	87.7%	88.0%	87.9%	87.8%	88.0%
Number of Life Planners at end of period:
Japan	2,855	2,847	2,941	2,956	3,001
All other countries	2,857	2,879	2,861	2,872	2,892
Total life planners	5,712	5,726	5,802	5,828	5,893
Gibraltar Life Advisors	5,716	5,684	6,036	5,944	5,952

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2007				December 31, 2006
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	131,495	37,640	93,855	58.3%	131,554	38,752	92,802	58.2%
Public, held to maturity, at amortized cost	2,960	—	2,960	1.8%	3,025	—	3,025	1.9%
Private, available for sale, at fair value	30,700	12,132	18,568	11.5%	30,357	12,021	18,336	11.5%
Private, held to maturity, at amortized cost	480	—	480	0.3%	443	—	443	0.3%
Trading account assets supporting insurance liabilities, at fair value	14,223	—	14,223	8.8%	14,262	—	14,262	8.9%
Other trading account assets, at fair value	109	—	109	0.1%	109	—	109	0.1%
Equity securities, available for sale, at fair value	8,448	3,862	4,586	2.9%	8,086	3,772	4,314	2.7%
Commercial loans	24,428	7,190	17,238	10.7%	24,593	7,318	17,275	10.8%
Policy loans	8,972	5,396	3,576	2.2%	8,887	5,415	3,472	2.2%
Other long-term investments (1)	3,554	895	2,659	1.7%	3,756	965	2,791	1.7%
Short-term investments	4,351	1,673	2,678	1.7%	4,603	1,851	2,752	1.7%

Subtotal (2)	229,720	68,788	160,932	100.0%	229,675	70,094	159,581	100.0%

Invested assets of other entities and operations (3)	7,540	—	7,540		5,742	—	5,742

Total investments	237,260	68,788	168,472		235,417	70,094	165,323

Fixed Maturities by Credit Quality (2):

	March 31, 2007					December 31, 2006
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent

1 Aaa, Aa, A	76,422	1,806	278	77,950	80.5%	75,796	1,787	322	77,261	80.6%
2 Baa	13,540	610	110	14,040	14.5%	13,328	580	137	13,771	14.4%

Subtotal Investment Grade	89,962	2,416	388	91,990	95.0%	89,124	2,367	459	91,032	95.0%

3 Ba	2,676	110	24	2,762	2.9%	2,692	109	22	2,779	2.9%
4 B	1,762	100	15	1,847	1.9%	1,746	93	23	1,816	1.9%
5 C and lower	124	9	2	131	0.1%	115	8	2	121	0.1%
6 In or near default	45	10	1	54	0.1%	48	7	1	54	0.1%

Subtotal Below Investment Grade	4,607	229	42	4,794	5.0%	4,601	217	48	4,770	5.0%

Total	94,569	2,645	430	96,784	100.0%	93,725	2,584	507	95,802	100.0%

Private Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent

1 Aaa, Aa, A	5,988	235	41	6,182	32.5%	6,214	248	49	6,413	34.2%
2 Baa	9,617	379	63	9,933	52.1%	9,463	377	73	9,767	52.0%

Subtotal Investment Grade	15,605	614	104	16,115	84.6%	15,677	625	122	16,180	86.2%

3 Ba	1,459	53	8	1,504	7.9%	1,422	50	11	1,461	7.7%
4 B	703	13	6	710	3.7%	645	12	7	650	3.5%
5 C and lower	549	23	3	569	3.0%	321	18	4	335	1.8%
6 In or near default	132	16	—	148	0.8%	139	11	1	149	0.8%

Subtotal Below Investment Grade	2,843	105	17	2,931	15.4%	2,527	91	23	2,595	13.8%

Total	18,448	719	121	19,046	100.0%	18,204	716	145	18,775	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as "separate account assets" on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as "separate account assets" on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in "Other assets".
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of March 31, 2007 and December 31, 2006, respectively, 256 securities with amortized cost of $4,400 million (fair value $4,430 million) and 231 securities with amortized cost of $3,515 million (fair value, $3,588 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	32,247	68.1%	32,242	67.9%
Public, held to maturity, at amortized cost	2,960	6.2%	3,025	6.4%
Private, available for sale, at fair value	3,126	6.6%	3,139	6.6%
Private, held to maturity, at amortized cost	480	1.0%	443	0.9%
Trading account assets supporting insurance liabilities, at fair value	1,144	2.4%	1,106	2.3%
Other trading account assets, at fair value	29	0.1%	28	0.1%
Equity securities, available for sale, at fair value	2,587	5.5%	2,372	5.0%
Commercial loans	2,752	5.8%	2,782	5.9%
Policy loans	1,039	2.2%	1,016	2.1%
Other long-term investments (1)	903	1.9%	970	2.0%
Short-term investments	102	0.2%	374	0.8%

Total	47,369	100.0%	47,497	100.0%

	March 31, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	61,608	54.2%	60,560	54.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,442	13.6%	15,197	13.6%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,079	11.5%	13,156	11.7%
Other trading account assets, at fair value	80	0.1%	81	0.1%
Equity securities, available for sale, at fair value	1,999	1.8%	1,942	1.7%
Commercial loans	14,486	12.8%	14,493	12.9%
Policy loans	2,537	2.2%	2,456	2.2%
Other long-term investments (1)	1,756	1.5%	1,821	1.7%
Short-term investments	2,576	2.3%	2,378	2.1%

Total	113,563	100.0%	112,084	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2007			2006(4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.95%	1,414	27	4.77%	1,249	(60)
Equity securities	4.61%	44	131	5.55%	48	60
Commercial loans	6.17%	204	(4)	6.12%	179	(4)
Policy loans	4.98%	44	—	4.87%	37	—
Short-term investments and cash equivalents	5.44%	96	(7)	4.13%	71	1
Other investments	6.63%	47	35	9.48%	64	82

Gross investment income before investment expenses	5.11%	1,849	182	5.00%	1,648	79
Investment expenses	-0.15%	(139)	—	-0.17%	(113)	—

Subtotal	4.96%	1,710	182	4.83%	1,535	79

Investment results of other entities and operations (2)		348	31		280	36
Less, investment income relating to divested businesses		(4)			(3)

Total		2,054	213		1,812	115

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2007			2006(2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.61%	252	25	2.45%	224	6
Equity securities	2.64%	13	120	2.43%	10	52
Commercial loans	4.32%	30	2	3.27%	19	5
Policy loans	3.71%	9	—	3.61%	9	—
Short-term investments and cash equivalents	2.66%	5	(1)	3.05%	3	—
Other investments	10.40%	25	(11)	13.18%	30	(29)

Gross investment income before investment expenses	2.90%	334	135	2.75%	295	34
Investment expenses	-0.17%	(23)	—	-0.18%	(22)	—

Total	2.73%	311	135	2.57%	273	34

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2007			2006(3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.24%	1,162	2	6.08%	1,025	(66)
Equity securities	6.80%	31	11	8.70%	38	8
Commercial loans	6.66%	174	(6)	6.81%	160	(9)
Policy loans	5.51%	35	—	5.45%	28	—
Short-term investments and cash equivalents	5.88%	91	(6)	4.23%	68	1
Other investments	6.63%	22	46	7.46%	34	111

Gross investment income before investment expenses	6.27%	1,515	47	6.15%	1,353	45
Investment expenses	-0.15%	(116)	—	-0.17%	(91)	—

Total	6.12%	1,399	47	5.98%	1,262	45

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes "Realized investment gains (losses), net", as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to "Income from continuing operations" as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

4. Attributed Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services. Classification for the earlier period presented has been conformed to the current presentation.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company's international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets. Classification for the earlier period presented has been conformed to the current presentation.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 18.27% for the three months ended March 31, 2007, 13.06% for the three months ended March 31, 2006, 16.29% for the three months ended December 31, 2006, 20.72% for the three months ended September 30, 2006 and 8.76% for the three months ended June 30, 2006.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure "debt" as borrowings for capital debt, and we measure "total capitalization" as the sum of equity, excluding accumulated other comprehensive income related to unrealized gains and losses on investments, pension and postretirement benefits and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of May 2, 2007

	A.M. Best	Standard & Poor's	Moody's	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA
PRUCO Life Insurance Company	A+	AA-	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA
American Skandia Life Assurance Corporation	A+	AA-	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	Aa3	NR

CREDIT RATINGS:
as of May 2, 2007

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (1)	a-	A	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:

www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.